STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS - USD ($)	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Expenses
Professional fees	$ 22,357	$ 21,285	$ 19,292
Directors' remuneration	36,000	36,000	36,000
Office and miscellaneous	7,959	6,587	6,161
Operating Expenses, Total	66,316	63,872	61,453
Other income (loss)
Foreign exchange gain (loss)	158	1,881	(6,819)
Loss on note receivable	0	0	(291,727)
Other income (loss), Total	158	1,881	(298,546)
Net loss and comprehensive loss for the year	$ (66,158)	$ (61,991)	$ (359,999)
Basic net loss per common share	$ (0.01)	$ (0.01)	$ (0.03)
Diluted net loss per common share	$ (0.01)	$ (0.01)	$ (0.03)
Weighted average number of common shares outstanding
- basic	10,950,000	10,950,000	10,950,000
- diluted	10,950,000	10,950,000	10,950,000